Exhibit 99.3

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

Summary

	2Q 2014	2Q 2013

Core Results (millions)	$1,404	$1,276
EPS - Diluted	$1.79	$1.58

Reported Net Income (millions)	$1,431	$1,322
EPS - Diluted	$1.82	$1.64

Total Worldwide Sales Volumes (mboe/day)	741	764
Total Worldwide Production Volumes (mboe/day)	742	772

Total Worldwide Crude Oil Realizations ($/BBL)	$100.38	$97.91
Total Worldwide NGL Realizations ($/BBL)	$42.82	$38.78
Domestic Natural Gas Realizations ($/MCF)	$4.28	$3.82

Wtd. Average Basic Shares O/S (millions)	782.6	804.9
Wtd. Average Diluted Shares O/S (millions)	782.9	805.4

	YTD 2014	YTD 2013

Core Results (millions)	$2,791	$2,635
EPS - Diluted	$3.54	$3.27

Reported Net Income (millions)	$2,821	$2,677
EPS - Diluted	$3.58	$3.32

Total Worldwide Sales Volumes (mboe/day)	738	755
Total Worldwide Production Volumes (mboe/day)	743	768

Total Worldwide Crude Oil Realizations ($/BBL)	$99.70	$97.99
Total Worldwide NGL Realizations ($/BBL)	$44.43	$39.52
Domestic Natural Gas Realizations ($/MCF)	$4.43	$3.44

Wtd. Average Basic Shares O/S (millions)	786.9	804.8
Wtd. Average Diluted Shares O/S (millions)	787.3	805.3

Shares Outstanding (millions)	779.6	805.8

Cash Flow from Operations (millions)	$5,600	$6,200

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2014 Second Quarter

Net Income (Loss) - Segments Earnings Pre-Tax and After-Tax

($ millions, except per share amounts)

	Reported			Core
PRE-TAX	Income	Significant Items Affecting Income		Results
Domestic	$ 1,132	$ (535)	Hugoton sale gain	$ 1,068
		471	Assets impairments
Foreign	1,096			1,096
Exploration	(46)			(46)
	2,182			$ 2,118

Chemical	133			133

Midstream, marketing and other	219			219

Corporate
Interest expense, net	(15)			(15)

Other	(130)	17	Spin-off costs and other	(113)

Taxes	(957)	19	Tax effect of pre-tax adjustments	(938)

Income from continuing operations	1,432	(28)		1,404
Discontinued operations, net of tax	(1)	1	Discontinued operations, net	-
Net Income	$ 1,431	$ (27)		$ 1,404

	Reported			Core
AFTER-TAX	Income	Significant Items Affecting Income		Results
Domestic	$ 720	$ (341)	Hugoton sale gain	$ 679
		300	Assets impairments
Foreign	576			576
Exploration	(36)			(36)
	1,260			$ 1,219

Chemical	84			84

Midstream, marketing and other	160			160

Corporate
Interest expense, net	(15)			(15)

Other	(130)	13	Spin-off costs and other	(117)

Unallocated taxes	73			73

Income from continuing operations	1,432	(28)		1,404
Discontinued operations, net of tax	(1)	1	Discontinued operations, net	-
Net Income	$ 1,431	$ (27)		$ 1,404

Basic Earnings Per Common Share
Income from continuing operations	$ 1.83
Discontinued operations, net	-
Net Income	$ 1.83			$ 1.79

Diluted Earnings Per Common Share
Income from continuing operations	$ 1.82
Discontinued operations, net	-
Net Income	$ 1.82			$ 1.79

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2013 Second Quarter

Net Income (Loss) - Segments Earnings Pre-Tax and After-Tax

($ millions, except per share amounts)

	Reported			Core
PRE-TAX	Income	Significant Items Affecting Income		Results
Domestic	$997			$997
Foreign	1,173			1,173
Exploration	(70)			(70)
	2,100			$2,100

Chemical	275	$(131)	Carbocloro sale gain	144

Midstream, marketing and other	48			48

Corporate
Interest expense, net	(29)			(29)

Other	(166)	55	Employment charges (a)	(111)

Taxes	(901)	25	Tax effect of pre-tax adjustments	(876)

Income from continuing operations	1,327	(51)		1,276
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$1,322	$(46)		$1,276

	Reported			Core
AFTER-TAX	Income	Significant Items Affecting Income		Results
Domestic	$635			$635
Foreign	641			641
Exploration	(56)			(56)
	1,220			$1,220

Chemical	172	$(85)	Carbocloro sale gain	87

Midstream, marketing and other	46			46

Corporate
Interest expense, net	(29)			(29)

Other	(166)	34	Employment charges (a)	(132)

Unallocated taxes	84			84

Income from continuing operations	1,327	(51)		1,276
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$1,322	$(46)		$1,276

Basic Earnings Per Common Share
Income from continuing operations	$1.65
Discontinued operations, net	(0.01)
Net Income	$1.64			$1.58

Diluted Earnings Per Common Share
Income from continuing operations	$1.64
Discontinued operations, net	-
Net Income	$1.64			$1.58

(a)      Reflects charge for the estimated cost related to the employment and post-employment benefits for the Company’s former Executive Chairman and termination of certain other employees and consulting arrangements.

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2014 Six Months

Net Income (Loss) - Segments Earnings Pre-Tax and After-Tax

($ millions, except per share amounts)

	Reported			Core
PRE-TAX	Income	Significant Items Affecting Income		Results
Domestic	$ 2,190	$ (535)	Hugoton sale gain	$ 2,126
		471	Assets impairments
Foreign	2,188			2,188
Exploration	(92)			(92)
	4,286			$ 4,222

Chemical	269			269

Midstream, marketing and other	389			389

Corporate
Interest expense, net	(34)			(34)

Other	(202)	17	Spin-off costs and other	(185)

Taxes	(1,889)	19	Tax effect of pre-tax adjustments	(1,870)

Income from continuing operations	2,819	(28)		2,791
Discontinued operations, net of tax	2	(2)	Discontinued operations, net	-
Net Income	$ 2,821	$ (30)		$ 2,791

	Reported			Core
AFTER-TAX	Income	Significant Items Affecting Income		Results
Domestic	$ 1,394	$ (341)	Hugoton sale gain	$ 1,353
		300	Assets impairments
Foreign	1,128			1,128
Exploration	(68)			(68)
	2,454			$ 2,413

Chemical	170			170

Midstream, marketing and other	278			278

Corporate
Interest expense, net	(34)			(34)

Other	(202)	13	Spin-off costs and other	(189)

Unallocated taxes	153			153

Income from continuing operations	2,819	(28)		2,791
Discontinued operations, net of tax	2	(2)	Discontinued operations, net	-
Net Income	$ 2,821	$ (30)		$ 2,791

Basic Earnings Per Common Share
Income from continuing operations	$ 3.58
Discontinued operations, net	-
Net Income	$ 3.58			$ 3.54

Diluted Earnings Per Common Share
Income from continuing operations	$ 3.58
Discontinued operations, net	-
Net Income	$ 3.58			$ 3.54

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2013 Six Months

Net Income (Loss) - Segments Earnings Pre-Tax and After-Tax

($ millions, except per share amounts)

	Reported			Core
PRE-TAX	Income	Significant Items Affecting Income		Results
Domestic	$ 1,886			$ 1,886
Foreign	2,246			2,246
Exploration	(112)			(112)
	4,020			$ 4,020

Chemical	434	(131)	Carbocloro sale gain	303

Midstream, marketing and other	263			263

Corporate
Interest expense, net	(59)			(59)

Other	(227)	55	Employment charges (a)	(172)

Taxes	(1,745)	25	Tax effect of pre-tax adjustments	(1,720)

Income from continuing operations	2,686	(51)		2,635
Discontinued operations, net of tax	(9)	9	Discontinued operations, net	-
Net Income	$ 2,677	$ (42)		$ 2,635

	Reported			Core
AFTER-TAX	Income	Significant Items Affecting Income		Results
Domestic	$ 1,201			$ 1,201
Foreign	1,177			1,177
Exploration	(29)			(29)
	2,349			$ 2,349

Chemical	271	$ (85)	Carbocloro sale gain	186

Midstream, marketing and other	192			192

Corporate
Interest expense, net	(59)			(59)

Other	(227)	34	Exployment charges (a)	(193)

Unallocated taxes	160			160

Income from continuing operations	2,686	(51)		2,635
Discontinued operations, net of tax	(9)	9	Discontinued operations, net	-
Net Income	$ 2,677	$ (42)		$ 2,635

Basic Earnings Per Common Share
Income from continuing operations	$ 3.33
Discontinued operations, net	(0.01)
Net Income	$ 3.32			$ 3.27

Diluted Earnings Per Common Share
Income from continuing operations	$ 3.33
Discontinued operations, net	(0.01)
Net Income	$ 3.32			$ 3.27

(a)    Reflects charge for the estimated cost related to the employment and post-employment benefits for the Company’s former Executive Chairman and termination of certain other employees and consulting arrangements.

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2014	2013	2013	2014	2013
REPORTED INCOME	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas	2,182	2,104	2,100	4,286	4,020
Chemical	133	136	275	269	434
Midstream, marketing and other	219	170	48	389	263
Corporate & other	(145)	(91)	(195)	(236)	(286)
Pre-tax income	2,389	2,319	2,228	4,708	4,431

Income tax expense
Federal and state	427	379	332	805	624
Foreign	530	553	569	1,084	1,121
Total	957	932	901	1,889	1,745

Income from continuing operations	1,432	1,387	1,327	2,819	2,686

Worldwide effective tax rate	40%	40%	40%	40%	39%

	2014	2013	2013	2014	2013
CORE RESULTS	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas	2,118	2,104	2,100	4,222	4,020
Chemical	133	136	144	269	303
Midstream, marketing and other	219	170	48	389	263
Corporate & other	(128)	(91)	(140)	(219)	(231)
Pre-tax income	2,342	2,319	2,152	4,661	4,355

Income tax expense
Federal and state	408	379	331	786	623
Foreign	530	553	545	1,084	1,097
Total	938	932	876	1,870	1,720

Core results	1,404	1,387	1,276	2,791	2,635

Worldwide effective tax rate	40%	40%	41%	40%	39%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2014 Second Quarter Net Income (Loss)

Reported Income Comparison

	Second	First
	Quarter	Quarter
	2014	2013	B / (W)
Oil & Gas	$2,182	$2,104	$78
Chemical	133	136	(3)
Midstream, marketing and other	219	170	49
Corporate
Interest expense, net	(15)	(19)	4
Other	(130)	(72)	(58)
Taxes	(957)	(932)	(25)
Income from continuing operations	1,432	1,387	45
Discontinued operations, net	(1)	3	(4)
Net Income	$1,431	$1,390	$41

Earnings Per Common Share
Basic	$1.83	$1.75	$0.08
Diluted	$1.82	$1.75	$0.07

Worldwide Effective Tax Rate	40%	40%	0%

OCCIDENTAL PETROLEUM

2014 Second Quarter Net Income (Loss)

Core Results Comparison

	Second	First
	Quarter	Quarter
	2014	2013	B / (W)
Oil & Gas	$2,118	$2,104	$14
Chemical	133	136	(3)
Midstream, marketing and other	219	170	49
Corporate
Interest expense, net	(15)	(19)	4
Other	(113)	(72)	(41)
Taxes	(938)	(932)	(6)
Core Results	$1,404	$1,387	$17

Core Results Per Common Share
Basic	$1.79	$1.75	$0.04
Diluted	$1.79	$1.75	$0.04

Worldwide Effective Tax Rate	40%	40%	0%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

2014 Second Quarter Net Income (Loss)

Reported Income Comparison

	Second	Second
	Quarter	Quarter
	2014	2013	B / (W)
Oil & Gas	$2,182	$2,100	$82
Chemical	133	$275	(142)
Midstream, marketing and other	219	$48	171
Corporate
Interest expense, net	(15)	(29)	14
Other	(130)	(166)	36
Taxes	(957)	(901)	(56)
Income from continuing operations	1,432	1,327	105
Discontinued operations, net	(1)	(5)	4
Net Income	$1,431	$1,322	$109

Earnings Per Common Share
Basic	$1.83	$1.64	$0.19
Diluted	$1.82	$1.64	$0.18

Worldwide Effective Tax Rate	40%	40%	0%

OCCIDENTAL PETROLEUM

 2014 Second Quarter Net Income (Loss)

 Core Results Comparison

	Second	Second
	Quarter	Quarter
	2014	2013	B / (W)
Oil & Gas	$ 2,118	$ 2,100	$ 18
Chemical	133	144	(11)
Midstream, marketing and other	219	48	171
Corporate
Interest expense, net	(15)	(29)	14
Other	(113)	(111)	(2)
Taxes	(938)	(876)	(62)
Core Results	$ 1,404	$ 1,276	$ 128

Core Results Per Common Share
Basic	$ 1.79	$ 1.58	$ 0.21
Diluted	$ 1.79	$ 1.58	$ 0.21

Worldwide Effective Tax Rate	40%	41%	1%

Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
		2014	2013	2014	2013
NET PRODUCTION PER DAY:

United States
Oil (MBBL)
California		97	88	96	88
Permian Resources		40	33	38	34
Permian EOR		110	112	110	112
Midcontinent and other		29	22	27	22
Total excluding Hugoton		276	255	271	256
Hugoton		2	6	4	6
Total		278	261	275	262
NGLs (MBBL)
California		18	21	18	20
Permian Resources		12	11	11	10
Permian EOR		29	28	29	29
Midcontinent and other		12	14	14	15
Total excluding Hugoton		71	74	72	74
Hugoton		1	3	2	3
Total		72	77	74	77
Natural Gas (MMCF)
California		243	260	243	262
Permian Resources		120	121	117	126
Permian EOR		34	39	37	42
Midcontinent and other		305	313	305	318
Total excluding Hugoton		702	733	702	748
Hugoton		16	60	35	60
Total		718	793	737	808

Latin America
Oil (MBBL)	Colombia	19	28	24	29

Natural Gas (MMCF)	Bolivia	12	13	12	13

Middle East / North Africa
Oil (MBBL)
Dolphin		7	7	6	6
Oman		70	67	68	66
Qatar		69	75	68	67
Other		28	44	27	45
Total		174	193	169	184

NGLs (MBBL)	Dolphin	7	7	7	7

Natural Gas (MMCF)
Dolphin		144	145	138	139
Oman		40	56	40	56
Other		236	232	234	238
Total		420	433	412	433

Barrels of Oil Equivalent excluding Hugoton (MBOE)		736	753	731	749
Hugoton		6	19	12	19
Barrels of Oil Equivalent (MBOE)		742	772	743	768

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2014	2013	2014	2013
NET SALES VOLUMES PER DAY:
United States
Oil (MBBL)	278	261	275	262
NGLs (MBBL)	72	77	74	77
Natural Gas (MMCF)	720	795	738	810

Latin America
Oil (MBBL)	24	26	28	28
Natural Gas (MMCF)	12	13	12	13

Middle East / North Africa
Oil (MBBL)
Dolphin	7	7	6	6
Oman	71	63	68	68
Qatar	66	80	69	66
Other	24	36	17	32
Total	168	186	160	172

NGLs (MBBL)	7	7	7	7

Natural Gas (MMCF)	420	433	412	433

Barrels of Oil Equivalent excluding Hugoton (MBOE)	735	745	726	736
Hugoton	6	19	12	19
Barrels of Oil Equivalent (MBOE)	741	764	738	755

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2014	2013	2014	2013

OIL & GAS:
REALIZED PRICES
United States
Oil ($/BBL)	97.48	95.08	96.72	93.33
NGLs ($/BBL)	43.91	39.70	45.30	40.15
Natural gas ($/MCF)	4.28	3.82	4.43	3.44

Latin America
Oil ($/BBL)	101.30	98.85	99.73	103.29
Natural gas ($/MCF)	10.99	11.32	10.90	11.46

Middle East / North Africa
Oil ($/BBL)	105.15	101.83	104.91	104.40
NGLs ($/BBL)	32.00	29.14	34.94	32.65

Total Worldwide
Oil ($/BBL)	100.38	97.91	99.70	97.99
NGLs ($/BBL)	42.82	38.78	44.43	39.52
Natural gas ($/MCF)	3.07	2.83	3.20	2.60

INDEX PRICES
WTI oil ($/BBL)	102.99	94.22	100.84	94.30
Brent oil ($/BBL)	109.77	103.35	108.83	108.00
NYMEX gas ($/MCF)	4.55	4.00	4.60	3.68

REALIZED PRICES AS PERCENTAGE OF INDEX PRICES
Worldwide oil as a percentage of WTI	97%	104%	99%	104%
Worldwide oil as a percentage of Brent	91%	95%	92%	91%
Worldwide NGLs as a percentage of WTI	42%	41%	44%	42%
Domestic natural gas as a percentage of NYMEX	94%	95%	96%	93%

	Second Quarter		Six Months
	2014	2013	2014	2013
Exploration Expense
United States	$29	$45	$70	$85
Middle East / North Africa	25	33	39	43
	$54	$78	$109	$128

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
Capital Expenditures ($MM)		2014	2013	2014	2013
Oil & Gas
California		$491	$362	$938	$679
Permian		594	436	1,086	871
Midcontinent and other		219	208	450	426
Latin America		74	75	141	145
Middle East / North Africa		554	549	1,008	1,096
Exploration		164	103	271	181
Chemical		71	103	112	168
Midstream, marketing and other		461	336	868	656
Corporate		30	38	53	58
	TOTAL	2,658	2,210	4,927	4,280
Non-controlling interest contributions		(149)	(39)	(272)	(65)
Cracker JV contribution		21	-	81	-
		$2,530	$2,171	$4,736	$4,215

Depreciation, Depletion &		Second Quarter		Six Months
Amortization of Assets ($MM)		2014	2013	2014	2013
Oil & Gas
Domestic		$796	$732	$1,572	$1,472
Latin America		35	27	77	57
Middle East / North Africa		331	395	628	740
Chemical		93	87	182	172
Midstream, marketing and other		54	52	108	102
Corporate		8	10	16	19
	TOTAL	$1,317	$1,303	$2,583	$2,562

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM

CORPORATE

($ millions)

	30-Jun-14	31-Dec-13
CAPITALIZATION

Long-Term Debt (including current maturities)	$6,835	$6,939

EQUITY	$43,812	$43,372

Total Debt To Total Capitalization	13%	14%